Short-term Bank Loans	12 Months Ended
Dec. 31, 2018
Short-term Bank Loans
8.	Short-term Bank Loans

In 2017 and 2018, the Group entered into several short-term guaranteed loan agreements. Each of the loan agreements provides for a RMB revolving credit facility with a maturity term within twelve months. The guarantees on these loans were provided by Guosheng Qi, the Co-Founder, chief executive officer and chairman of the Company, or provided by Beijing Haidian Sci-tech Enterprises Financing Guarantee Co., Ltd, or provided by Gridsum Holding (Beijing) Co., Ltd.

Short-term bank loans as of December 31, 2017 and 2018 amounted to RMB266,019 and RMB5,000, respectively, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The weighted average interest rate for the outstanding borrowings as of 2017 and 2018 was approximately 4.68% and 5.23%, respectively.